SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 28, 2000


VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of October 25, 2000, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-D).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            (Exact name of registrant as specified in its charter)


Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee              333-43583               62-0997810
----------------------------       ----------------       ------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)

500 Alcoa Trail
Maryville, Tennessee                                            37804
---------------------                                         ---------
(Address of Principal                                         (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (423) 380-3000

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Former Address:


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Item 5.  Other Events
         ------------

     On November 28, 2000, Vanderbilt Mortgage and Finance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 25, 2000 (the "Pooling and Servicing Agreement"), by and among, the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1. The Pooling and Servicing Agreement, dated as of October 25, 2000, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.


By: /s/David R. Jordan
    ------------------------
    Name: David R. Jordan
    Title: Secretary

CLAYTON HOMES, INC.


By: /s/Amber Krupacs
    ------------------------
    Name: Amber Krupacs
    Title: Vice President


Dated: December 8, 2000

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                                 Exhibit Index
                                 -------------



Exhibit                                                              Page
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1.   Pooling and Servicing Agreement